Hotchkis & Wiley Funds

Hotchkis & Wiley Small Cap Value Fund
Class I - HWSIX
Class A - HWSAX
Class C - HWSCX
Class Z - HWSZX

Supplement dated December 28, 2022 to the Prospectus dated August 29, 2022

Effective December 31, 2022, Hotchkis and Wiley Capital Management, LLC (the “Advisor”), contractually agreed to lower the expense limits applicable to the Hotchkis & Wiley Small Cap Value Fund. The supplements below are all effective December 31, 2022.

The section of the Prospectus titled “Fund Summary: Hotchkis & Wiley Funds - Small Cap Value Fund - Fees and Expenses of the Fund” is replaced with the following:

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 61 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 57 of the Fund’s Statement of Additional Information. You may be required to pay other fees to financial intermediaries, such as brokerage commissions, on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.31%	0.21%	0.19%	0.11%
Total Annual Fund Operating Expenses	1.06%	1.21%	1.94%	0.86%
Fee Waiver and/or Expense Reimbursement	-0.09%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.97%	1.21%	1.94%	0.86%
(a)You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b) Effective December 31, 2022, Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 31, 2023 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 0.97% for Class I. Prior to December 31, 2022, the expense limitation for Class I was 1.15%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$328	$576	$1,286
Class A	$642	$889	$1,155	$1,914
Class C	$297	$609	$1,047	$2,075
Class Z	$88	$274	$477	$1,061

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$328	$576	$1,286
Class A	$642	$889	$1,155	$1,914
Class C	$197	$609	$1,047	$2,075
Class Z	$88	$274	$477	$1,061

The table on page 78 of the Prospectus, in the section entitled “The Management Team - Management of the Funds - The Advisor” is hereby replaced with the following:

Expense Limit (as a percentage of average net assets)
Fund	Class I	Class A	Class C	Class Z
Diversified Value	0.80%	1.05%	1.80%	0.80%
Large Cap Value	0.95%	1.20%	1.95%	0.95%
Mid-Cap Value	1.05%	1.30%	2.05%	1.05%
Small Cap Value	0.97%	1.22%	1.97%	0.97%
Small Cap Diversified Value	0.80%	1.05%	1.80%	0.80%
Global Value	0.95%	1.20%	1.95%	0.95%
International Value	0.95%	1.20%	1.95%	0.95%
International Small Cap Diversified Value	0.99%	1.24%	N/A	0.99%
Value Opportunities	1.15%	1.40%	2.15%	1.15%
High Yield	0.70%	0.95%	1.70%	0.60%

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Please retain this Supplement with the Prospectus.

Hotchkis & Wiley Funds

Hotchkis & Wiley Small Cap Value Fund
Class I - HWSIX
Class A - HWSAX
Class C - HWSCX
Class Z - HWSZX

Supplement dated December 28, 2022 to the Statement of Additional Information (“SAI”) dated August 29, 2022

Effective December 31, 2022, Hotchkis and Wiley Capital Management, LLC (the “Advisor”), contractually agreed to lower the expense limits applicable to Hotchkis & Wiley Small Cap Value Fund. The supplement below is effective December 31, 2022.

The table on page 44 of the SAI, in the section entitled “Management - Investment Advisory Agreements” is hereby replaced with the following:

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Annual cap on expenses – Class I	0.80%	0.95%	1.05%	0.97%	0.80%	0.95%	0.95%	0.99%	1.15%	0.70%
Annual cap on expenses – Class A	1.05%	1.20%	1.30%	1.22%	1.05%	1.20%	1.20%	1.24%	1.40%	0.95%
Annual cap on expenses – Class C	1.80%	1.95%	2.05%	1.97%	1.80%	1.95%	1.95%	N/A	2.15%	1.70%
Annual cap on expenses – Class Z	0.80%	0.95%	1.05%	0.97%	0.80%	0.95%	0.95%	0.99%	1.15%	0.60%

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Please retain this Supplement with the SAI.
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